EXHIBIT 99.2

“Evolving Role and Clinical Impact of ProstaScint®”

Michael J. Manyak, MD, FACS

Vice President, Medical Affairs

CYTOGEN Corp

ProstaScint®

Early development

Positive predictive value modest

Findings difficult to interpret without training

Significance of midabdominal signal

Importance of negative predictive value not appreciated

Limitations due to imaging technology, not the antibody

Slide # 2

Radioimmunoscintigraphy Advances

Significant improvements in resolution

Image co-registration

Outcomes data

Image-guided therapy

Slide # 3

Models for Prediction

PSA doubling time may suggest metastasis but does not give location or extent of disease

Nomogram prediction of lymph node metastasis based on path samples from very limited lymph node areas

Slide # 4

Standard Imaging Inadequate

CT, MRI poor sensitivity

PET poor sensitivity

No tissue confirmation studies

Surgical LN Sampling

Invasive

Samples only

small area

Slide # 5

Surgical Lymph Node Sampling

Samples only a small area

LN

Extended

Stone 1997

7.3%

23%

Heidenreich 2002

12%

26%

Bader 2002

24%

11% in low risk patients

Complications 22% (open), 5% (Lap PLND)

Slide # 6

Surgery

Extended LN dissection still only samples selected areas

4.5% of LN in APR for colorectal cancer were actually prostate cancer (Murray, Am J Surg Path, 2004)

Extended LN dissection misses disease

43% 5 yr progression free rate (Allaf, J Urol 2004)

39% 4 yr progression free rate rate (Bader, J Urol 2003)

Modification: Radio-guided sentinel LN biopsy

Preliminary, PPV low, 15% False (-) breast accepted

(Weckermann, E Urol, 2005; Jeschke, J Urol, 2005)

Slide # 7

ProstaScint® Image Fusion

Fusion imaging combines anatomic and functional information

Anatomic information can be obtained from either CT or MRI

Molecular imaging with ProstaScint may reveal abnormalities earlier than anatomical changes

Slide # 8

ProstaScint®: Then and Now




Past…

Traditional ProstaScint SPECT image - <u>without</u> correction


Present

Fusion of CT and enhanced ProstaScint



Same ProstaScint image <u>with</u> attenuation & scatter correction



Separate CT scan, providing anatomical information

CYTOGEN

Note: 71- yr old white male w/ post bilateral nerve sparing prostatectomy in 1996 & recent increased PSA. ProstaScint® SPECT images show asymmetric radiotracer focus at the left common iliac vessel that raises suspicion for lymph node involvement. Images provided by Benjamin M.W. Tsui, Ph.D., Division of Medical Imaging Physics, Department of Radiology, Johns Hopkins University

Slide # 9

ProstaScint® Fusion Imaging

CT + ProstaScint

CT Alone

Bowel identified

Bowel activity

Internal iliac area looks normal

Internal iliac area looks abnormal

Slide # 10

Value of Image Co-Registration

Schettino et al., AJR 2004

58 pts, 74 of 161 + sites actually (–)

25 pts thought to be + were really (–) with fusion

Wong et al., AJR 2005

Image quality improved and interpretation simplified with fusion images

Better antibody localization using fusion images

Sodee et al., Clin Prostate Cancer 2005

Technique and experience with fusion images

49 pts, 83% accuracy with surgical confirmation

Localization accuracy doubled with fusion images

Slide # 11

ProstaScint® Outcomes Data

CAU-

CAU+

15.0%

10.0%

5.0%

0.0%

CAU-

CAU+

4-year Death Rate

341 patients with at least two years of clinical follow-up

69 patients (20%) exhibited positive central abdominal uptake (CAU+)

Haseman MK, Kipper S, Rosenthal SA. Multifocal capromab penedetide (ProstaScint®) uptake in the central abdominal region: What does it mean? RSNA Scientific Assembly and Annual Meeting Program 2003. [Abstract 1076].

Slide # 12

ProstaScint® Outcomes Data

CAU-

CAU+

p-value

Patients

272

69

Deaths (all)

14 (5%)

10 (14.5%)

p = 0.09

Deaths (cancer)

2 (0.8%)

5 (7.3%)

p = 0.01

Androgen block

205 (60%)

57 (17%)

No androgen

67 (20%)

12 (3%)

p = 0.2

Significantly higher death rate from prostate cancer in central abdominal uptake (CAU) positive patients

No effect from use or timing of androgen blockade

Slide # 13

Advantage to use of Fused Images

Jani et al. J Nuc Med 2004

107 pts, 3 yr biochemical free survival 85% versus 71%

Only fused scans used for treatment plan significant (p=0.04)

Schild et al. RSNA abstract 2004

43 pts, coregistration to increase or decrease dose

Low toxicity, preliminary PSA data

Slide # 14

Imaging: Clinical Outcomes

PSMA overexpression: Twice the occurrence and rate of biochemical recurrence (Ross, Clin CA Res, 2003)

Fused images: 83% sensitivity, tissue confirmed, doubled localization accuracy (Sodee,Clin Prost CA 2005)

Central abdominal signal: 3 fold increase in death (Haseman, 2005)

Fused image-guided IMRT (Schild, 2005)

Fused image-guided brachytherapy: 7 yr data (Ellis, 2005)

Slide # 15